Exhibit 10.13

May 17, 2013

Via Email
The CodeSmart Group, Inc.
and
CodeSmart Shareholders
103 Waters Edge
Congers, NY 10920
Email: ishapiro@codesmartgroup.com

RE: Share Exchange Agreement

Ladies and Gentlemen:

Reference is made to that certain Share Exchange Agreement (the “Share Exchange Agreement”), dated May 3, 2013, among First Independence Corp., a Florida corporation (the “Company”), The CodeSmart Group, Inc., a Nevada corporation (“CodeSmart”) and the shareholders of an aggregate of 68.06% of the total outstanding equity interests of CodeSmart (“CodeSmart Shareholders”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Share Exchange Agreement.

Pursuant to Section 9.13 of the Share Exchange Agreement, the Company is hereby seeking your consent to the following proposed amendment to the Share Exchange Agreement:

(i) Section 6.8 of the Share Exchange Agreement shall be deleted in entirety and replaced with the following:

“Forward Split.  As soon as practicable after the Closing, FICF shall effectuate a 2-for-1 forward split of FICF Common Stock. The number of shares of FICF to be issued to CodeSmart Shareholders after taken into effect the Forward Split shall be as set forth on Schedule I hereto.”

(ii) The Share Exchange Agreement with the exhibits and schedules thereto shall be amended so that all references to the ratio of the Forward Split shall be “2-for-1.”

Except as amended hereby, the Share Exchange Agreement shall remain in full force and effect. By signing below, you hereby agree to waive any and all of default on the part of the Company under the Share Exchange Agreement by effectuating the Forward Split at the “2-for-1” ratio.

Please indicate your agreement with all of the foregoing by signing in the appropriate place below and returning to the undersigned one copy of this letter.

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Ira Shapiro Ira Shapiro

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Sharon Franey Sharon Franey

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Ruth Patterson Ruth Patterson

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Alan Pressman Alan Pressman

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Alan Matzkin Alan Matzkin

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Judith Monestime Judith Monestime

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Peter Okun Peter Okun

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Lida Rawlins Lisa Rawlins

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS Brio Financial Group By: /s/ David Briones Name: David Briones Title: Managing Member

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS Lucosky Brookman LLP By: /s/ Joseph Lucosky Name: Joseph Lucosky Title: Partner

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ John Geraghty John Geraghty

Very truly yours, FIRST INDEPENDENCE CORP. /s/ Ira Shapiro Ira Shapiro Chief Executive Officer

TERMS AGREED TO: THE CODESMART GROUP, INC. /s/ Ira Shapiro Ira Shapiro CEO

CODESMART SHAREHOLDERS /s/ Babara Cohen Babara Cohen